UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 28, 2012

SEACHANGE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:	(978) 897-0100

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 28, 2012, SeaChange International, Inc. (the “Company”) entered into a letter agreement with JPMorgan Chase Bank, N.A. (the “Bank”) for a demand discretionary line of credit (the “Line Agreement”) and a Demand Promissory Note in the aggregate amount of a $20,000,000 (the “Line of Credit”). Borrowings under the Line of Credit will be used for short term working capital and general corporate needs. The Line of Credit expires on November 27, 2013. The Company does not currently have any borrowings under the Line of Credit.

The Company’s obligations under the Line of Credit will be secured by a perfected first-priority security interest in all personal property assets of the Company and each domestic subsidiary of the Company; a guaranty of each domestic subsidiary of the Company in favor of the Bank; and a pledge of 100% of the issued and outstanding equity interests of each domestic subsidiary and 65% of the issued and outstanding equity interests of certain foreign subsidiaries.

Borrowings under the Line of Credit will bear interest at a rate calculated in accordance with the Demand Promissory Note by reference either to the rate applicable to dollar deposits in the London interbank market or to the Bank’s Prime Rate as publicly announced from time to time.

The Line of Credit contains representations and warranties, indemnity, and events of default (applicable to the Company and its subsidiaries) which are customary for credit facilities of this type.

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated herein by reference, are copies of the press release and prepared remarks of SeaChange International, Inc. (“SeaChange”), each dated December 4, 2012, reporting SeaChange’s financial results for the fiscal quarter ended October 31, 2012.

The information contained in this Item 2.02 and Exhibit 99.1 attached and incorporated herein by reference is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release and prepared remarks issued by SeaChange International, Inc., each dated December 4, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Raghu Rau
Raghu Rau
Chief Executive Officer

Dated:  December 4, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release and prepared remarks issued by SeaChange International, Inc., each dated December 4, 2012.